FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
First Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

FBL Financial Group’s policy for calculating operating income is intended to accurately reflect offsets resulting from the adjustments to net income used to calculate operating income. Due to changes in product offerings since the last amendment to this policy, in the fourth quarter of 2016 FBL Financial Group refined its calculation of operating income to include offsets relating to interest sensitive product reserves. These offsets to interest sensitive product reserves, net of tax, increased operating income $0.9 million for the full year 2016 were recorded in the fourth quarter. These offsets, net of tax, increased operating income $0.4 million in the first quarter of 2017 and these offsets, net of tax, not taken into account in the computation of operating income for the first quarter of 2016 would have increased operating income by an amount less than $0.1 million.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2017	December 31, 2016
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2017 - $6,689,779; 2016 - $6,661,711)	$7,071,998	$7,008,790
Equity securities - available for sale, at fair value (cost: 2017 - $130,931; 2016 - $130,479)	137,316	132,968
Mortgage loans	855,497	816,471
Real estate	1,955	1,955
Policy loans	187,981	188,254
Short-term investments	14,264	16,348
Other investments	11,495	9,874
Total investments	8,280,506	8,174,660

Cash and cash equivalents	16,773	33,583
Securities and indebtedness of related parties	133,018	137,422
Accrued investment income	85,736	78,437
Amounts receivable from affiliates	3,361	3,790
Reinsurance recoverable	106,131	105,290
Deferred acquisition costs	322,138	330,324
Value of insurance in force acquired	8,552	9,226
Current income taxes recoverable	—	4,309
Other assets	90,831	92,021
Assets held in separate accounts	615,892	597,072

Total assets	$9,662,938	$9,566,134

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2017	December 31, 2016
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,150,113	$5,100,625
Traditional life insurance and accident and health products	1,710,763	1,698,792
Other policy claims and benefits	44,539	43,395
Supplementary contracts without life contingencies	330,869	330,232
Advance premiums and other deposits	267,032	265,221
Amounts payable to affiliates	1,481	862
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	1,913	—
Deferred income taxes	172,675	163,495
Other liabilities	87,965	81,182
Liabilities related to separate accounts	615,892	597,072
Total liabilities	8,480,242	8,377,876

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,906,547 in 2017 and 24,882,542 shares in 2016	153,242	152,903
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2017 and 2016	72	72
Accumulated other comprehensive income	165,598	149,555
Retained earnings	860,726	882,672
Total FBL Financial Group, Inc. stockholders' equity	1,182,638	1,188,202
Noncontrolling interest	58	56
Total stockholders' equity	1,182,696	1,188,258
Total liabilities and stockholders' equity	$9,662,938	$9,566,134

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2017	2016
Revenues:
Interest sensitive product charges	$29,201	$28,111
Traditional life insurance premiums	48,434	50,138
Net investment income	100,994	98,385
Net realized capital gains (losses) on sales of investments	(403)	1,590

Total other-than-temporary impairment losses	(66)	(3,719)
Non-credit portion in other comprehensive income	—	1,522
Net impairment losses recognized in earnings	(66)	(2,197)
Other income	3,760	3,639
Total revenues	181,920	179,666

Benefits and expenses:
Interest sensitive product benefits	62,760	54,419
Traditional life insurance benefits	42,954	44,569
Policyholder dividends	2,553	3,040
Underwriting, acquisition and insurance expenses	34,353	37,714
Interest expense	1,212	1,212
Other expenses	4,151	4,358
Total benefits and expenses	147,983	145,312
	33,937	34,354
Income taxes	(10,733)	(11,069)
Equity income, net of related income taxes	3,231	2,652
Net income	26,435	25,937
Net (income) loss attributable to noncontrolling interest	(2)	9
Net income attributable to FBL Financial Group, Inc.	$26,433	$25,946

Comprehensive income attributable to FBL Financial Group, Inc.	$42,476	$97,332

Earnings per common share	$1.05	$1.04
Earnings per common share - assuming dilution	$1.05	$1.04

Cash dividends per common share	$0.44	$0.42
Special cash dividend per common share	$1.50	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Operating Income (1)
(Dollars in thousands, except per share data)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Operating revenues:
Interest sensitive product charges	$28,111	$28,994	$25,897	$28,938	$29,213
Traditional life insurance premiums	50,138	49,605	47,682	49,489	48,434
Net investment income	97,318	99,137	101,333	99,832	101,453
Other income	3,639	4,225	3,616	3,681	3,760
Total operating revenues	179,206	181,961	178,528	181,940	182,860

Benefits and expenses:
Interest sensitive product benefits	53,253	57,035	65,221	59,387	62,396
Traditional life insurance benefits	44,565	43,394	42,121	47,620	42,955
Policyholder dividends	3,040	2,515	2,459	2,560	2,553
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,797	5,683	5,407	5,848	6,155
Amortization of deferred acquisition costs	9,550	11,352	(989)	8,388	7,076
Amortization of value of insurance in force acquired	552	749	547	546	545
Other underwriting expenses	21,952	21,334	20,471	18,859	21,025
Total underwriting, acquisition and insurance expenses	37,851	39,118	25,436	33,641	34,801
Interest expense	1,212	1,213	1,213	1,212	1,212
Other expenses	4,358	4,435	3,854	4,319	4,151
Total benefits and expenses	144,279	147,710	140,304	148,739	148,068
	34,927	34,251	38,224	33,201	34,792
Income taxes	(11,270)	(11,176)	(12,480)	(10,670)	(11,033)
Net loss (income) attributable to noncontrolling interest	9	(12)	10	(3)	(2)
Equity income, net of related income taxes	2,652	2,613	3,128	3,047	3,231
Operating income	26,318	25,676	28,882	25,575	26,988

Realized gains/losses on investments, net of offsets	(397)	(1,147)	402	429	(554)
Change in net unrealized gains/losses on derivatives, net of offsets	25	(149)	733	876	(1)
Net income attributable to FBL Financial Group, Inc.	$25,946	$24,380	$30,017	$26,880	$26,433

Operating income per common share - assuming dilution	$1.05	$1.02	$1.15	$1.02	$1.08
Earnings per common share - assuming dilution	$1.04	$0.97	$1.20	$1.07	$1.05

Weighted average common shares outstanding (in thousands):
Basic	24,950	24,988	24,990	25,007	25,030
Effect of dilutive securities	58	42	40	33	22
Diluted	25,008	25,030	25,030	25,040	25,052

Operating return on equity, excluding AOCI - last twelve months	10.9%	10.6%	10.6%	10.5%	10.6%
Operating return on equity, including AOCI - last twelve months	9.1%	8.9%	8.8%	8.8%	8.7%

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (1)

Quarter Ended March 31, 2017	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$1,135	$17,100	$10,978	$29,213
Traditional life insurance premiums	—	48,434	—	48,434
Net investment income	53,916	38,769	8,768	101,453
Other income	—	(160)	3,920	3,760
Total operating revenues	55,051	104,143	23,666	182,860

Benefits and expenses:
Interest sensitive product benefits	29,878	22,459	10,059	62,396
Traditional life insurance benefits	—	42,955	—	42,955
Policyholder dividends	—	2,553	—	2,553
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	531	4,903	721	6,155
Amortization of deferred acquisition costs	2,528	3,911	637	7,076
Amortization of value of insurance in force acquired	170	375	—	545
Other underwriting expenses	5,523	14,404	1,098	21,025
Total underwriting, acquisition and insurance expenses	8,752	23,593	2,456	34,801
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,151	4,151
Total benefits and expenses	38,630	91,560	17,878	148,068
	16,421	12,583	5,788	34,792
Net income attributable to noncontrolling interest	—	—	(2)	(2)
Equity income (loss), before tax	—	1,166	(1,624)	(458)
Pre-tax operating income	$16,421	$13,749	$4,162	$34,332

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (1) (Continued)

Quarter Ended March 31, 2016	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$942	$15,773	$11,396	$28,111
Traditional life insurance premiums	—	50,138	—	50,138
Net investment income	51,237	37,754	8,327	97,318
Other income	—	(62)	3,701	3,639
Total operating revenues	52,179	103,603	23,424	179,206

Benefits and expenses:
Interest sensitive product benefits	26,486	17,069	9,698	53,253
Traditional life insurance benefits	—	44,565	—	44,565
Policyholder dividends	—	3,040	—	3,040
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	570	4,470	757	5,797
Amortization of deferred acquisition costs	2,338	5,224	1,988	9,550
Amortization of value of insurance in force acquired	175	377	—	552
Other underwriting expenses	5,462	14,787	1,703	21,952
Total underwriting, acquisition and insurance expenses	8,545	24,858	4,448	37,851
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,358	4,358
Total benefits and expenses	35,031	89,532	19,716	144,279
	17,148	14,071	3,708	34,927
Net loss attributable to noncontrolling interest	—	—	9	9
Equity loss, before tax	—	—	(1,228)	(1,228)
Pre-tax operating income	$17,148	$14,071	$2,489	$33,708

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Annuity Segment

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$942	$932	$894	$1,039	$1,135
Net investment income	51,237	53,022	53,945	52,475	53,916
Total operating revenues	52,179	53,954	54,839	53,514	55,051

Benefits and expenses:
Interest sensitive product benefits	26,486	27,591	29,637	29,829	29,878
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	570	523	507	614	531
Amortization of deferred acquisition costs	2,338	3,905	2,231	2,711	2,528
Amortization of value of insurance in force acquired	175	372	170	169	170
Other underwriting expenses	5,462	5,215	5,219	4,737	5,523
Total underwriting, acquisition and insurance expenses	8,545	10,015	8,127	8,231	8,752
Total benefits and expenses	35,031	37,606	37,764	38,060	38,630
Pre-tax operating income	$17,148	$16,348	$17,075	$15,454	$16,421

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,087,708	$4,146,239	$4,248,096	$4,316,806	$4,357,562
Deferred acquisition costs	87,245	87,405	88,342	88,762	89,108
Value of insurance in force acquired	4,917	4,544	4,374	4,204	4,034

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,586,694	$3,704,266	$3,744,876	$3,827,295	$3,863,647
Other insurance reserves	373,341	368,083	366,899	364,966	368,378
Allocated equity, excluding AOCI	249,482	256,558	259,042	264,112	266,618

Other data:
Number of direct contracts	53,253	53,455	53,410	53,676	53,528

Portfolio yield net of assumed defaults	4.79%	4.79%	4.74%	4.71%	4.67%
Credited rate	2.78	2.76	2.72	2.70	2.69
Spread on individual annuities at end of quarter (2)	2.01%	2.03%	2.02%	2.01%	1.98%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,787,002	$2,827,976	$2,895,799	$2,936,817	$2,984,644
Deposits	83,578	96,890	73,240	84,125	80,219
Withdrawals, surrenders and death benefits	(46,077)	(38,190)	(43,587)	(47,417)	(46,610)
Net flows	37,501	58,700	29,653	36,708	33,609

Policyholder interest	17,898	18,356	19,083	19,770	20,710
Annuitizations and other	(14,425)	(9,233)	(7,718)	(8,651)	(16,783)
Balance, end of period	2,827,976	2,895,799	2,936,817	2,984,644	3,022,180
Other interest sensitive reserves	758,718	808,467	808,059	842,651	841,467
Total interest sensitive product reserves	$3,586,694	$3,704,266	$3,744,876	$3,827,295	$3,863,647

(1)	Operating income is a non-GAAP measure of earnings.

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$15,773	$16,637	$14,210	$16,797	$17,100
Traditional life insurance premiums	50,138	49,605	47,682	49,489	48,434
Net investment income	37,754	38,570	39,227	38,876	38,769
Other income	(62)	(88)	(89)	(73)	(160)
Total operating revenues	103,603	104,724	101,030	105,089	104,143

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,266	8,130	7,886	8,225	8,187
Death benefits and other	8,803	12,169	17,459	13,119	14,272
Total interest sensitive product benefits	17,069	20,299	25,345	21,344	22,459
Traditional life insurance benefits:
Death benefits	21,123	20,019	19,259	25,229	21,667
Surrender and other benefits	8,641	8,215	8,234	7,574	10,429
Increase in traditional life future policy benefits	14,801	15,160	14,628	14,817	10,859
Total traditional life insurance benefits	44,565	43,394	42,121	47,620	42,955
Policyholder dividends	3,040	2,515	2,459	2,560	2,553
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,470	4,338	4,229	4,577	4,903
Amortization of deferred acquisition costs	5,224	4,878	(2,788)	3,724	3,911
Amortization of value of insurance in force acquired	377	377	377	377	375
Other underwriting expenses	14,787	14,450	14,042	12,699	14,404
Total underwriting, acquisition and insurance expenses	24,858	24,043	15,860	21,377	23,593
Total benefits and expenses	89,532	90,251	85,785	92,901	91,560
	$14,071	$14,473	$15,245	$12,188	12,583
Equity income, before tax (2)					1,166
Pre-tax operating income	$14,071	$14,473	$15,245	$12,188	$13,749

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,778,449	$2,800,935	$2,825,458	$2,876,555	$2,878,865
Deferred acquisition costs	249,640	252,481	262,803	267,545	271,454
Value of insurance in force acquired	18,535	18,158	17,781	17,404	17,029

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$865,923	$875,067	$889,645	$899,207	$905,454
Other insurance reserves	1,833,601	1,846,163	1,864,521	1,887,539	1,902,738
Allocated equity, excluding AOCI	369,480	372,927	379,540	386,315	382,319

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment (Continued)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,708	364,413	364,132	364,698	364,173
Number of direct policies - universal life	62,932	63,321	63,446	64,044	64,490
Direct face amounts - traditional life	$47,869,724	$48,244,884	$48,668,224	$49,108,249	$49,473,291
Direct face amounts - universal life	$6,525,769	$6,751,098	$6,782,177	$6,872,482	$6,943,248

Portfolio yield net of assumed defaults	5.21%	5.23%	5.20%	5.15%	5.14%
Credited rate	3.82	3.76	3.76	3.76	3.76
Spread on universal life at end of quarter (4)	1.39%	1.47%	1.44%	1.39%	1.38%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$859,582	$865,923	$875,067	$889,645	$899,207
Deposits	22,026	22,158	21,397	23,768	25,604
Withdrawals and surrenders	(6,738)	(7,277)	(4,569)	(6,043)	(8,212)
Net flows	15,288	14,881	16,828	17,725	17,392

Policyholder interest	7,523	7,420	7,641	7,720	7,687
Policy charges	(16,900)	(17,121)	(17,158)	(17,541)	(17,833)
Benefits and other	430	3,964	7,267	1,658	(999)
Balance, end of period	$865,923	$875,067	$889,645	$899,207	$905,454

(1)	Operating income is a non-GAAP measure of earnings.

(2)
In the first quarter of 2017, a portion of our investments held in securities and indebtedness of related parties was assigned to the Life Insurance segment. These investments are accounted for under the equity method of accounting.

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Corporate and Other

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,396	$11,425	$10,793	$11,102	$10,978
Net investment income	8,327	7,545	8,161	8,481	8,768
Other income	3,701	4,313	3,705	3,754	3,920
Total operating revenues	23,424	23,283	22,659	23,337	23,666

Benefits and expenses:
Interest sensitive product benefits	9,698	9,145	10,239	8,214	10,059
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	757	822	671	657	721
Amortization of deferred acquisition costs	1,988	2,569	(432)	1,953	637
Other underwriting expenses	1,703	1,669	1,210	1,423	1,098
Total underwriting, acquisition and insurance expenses	4,448	5,060	1,449	4,033	2,456
Interest expense	1,212	1,213	1,213	1,212	1,212
Other expenses	4,358	4,435	3,854	4,319	4,151
Total benefits and expenses	19,716	19,853	16,755	17,778	17,878
	3,708	3,430	5,904	5,559	5,788
Net loss (income) attributable to noncontrolling interest	9	(12)	10	(3)	(2)
Equity loss, before tax	(1,228)	(1,446)	(695)	(688)	(1,624)
Pre-tax operating income	$2,489	$1,972	$5,219	$4,868	$4,162

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$605,772	$610,526	$604,570	$631,731	$655,476
Deferred acquisition costs	73,510	70,815	71,225	69,664	69,667
Separate account assets	607,739	603,706	605,729	597,072	615,892

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$349,718	$354,952	$359,151	$366,519	$368,405
Other insurance reserves	96,202	95,241	93,099	93,159	93,054
Separate account liabilities	607,739	603,706	605,729	597,072	615,892
Allocated equity, excluding AOCI	365,230	368,838	379,877	385,220	365,103

Rollforward of separate account balances:
Beginning separate account balance	$625,257	$607,739	$603,706	$605,729	$597,072
Net premiums and transfers	4,629	3,275	1,645	(2,348)	5,160
Net investment income (loss)	(3,421)	9,951	22,321	9,627	31,288
Charges, benefits and surrenders	(18,726)	(17,259)	(21,943)	(15,936)	(17,628)
Ending separate account balance	$607,739	$603,706	$605,729	$597,072	$615,892

Other data:
Number of direct contracts - variable annuity	11,098	10,948	10,657	10,500	10,320
Number of direct policies - variable universal life	40,204	39,736	39,275	38,779	38,251
Direct face amounts - variable universal life	$4,962,001	$4,901,960	$4,839,145	$4,772,878	$4,707,786

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
		(Dollars in thousands)
Annuity
Balance - beginning of period	$85,819	$87,245	$87,405	$88,342	$88,762
Capitalization:
Commissions	3,046	3,458	3,042	2,923	2,718
Expenses	234	294	186	83	194
Deferral of sales inducements	326	398	183	311	269
Total capitalization	3,606	4,150	3,411	3,317	3,181
Amortization - operating basis, before impact of unlocking (1)	(2,373)	(2,740)	(2,276)	(2,775)	(2,591)
Amortization - unlocking, operating basis (1)	—	(1,218)	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	193	(32)	(198)	(122)	(244)
Balance - end of period	$87,245	$87,405	$88,342	$88,762	$89,108

Life Insurance
Balance - beginning of period	$248,333	$249,640	$252,481	$262,803	$267,545
Capitalization:
Commissions	4,236	4,844	4,609	6,213	5,498
Expenses	2,267	2,277	2,358	1,871	2,037
Deferral of sales inducements	279	250	146	482	421
Total capitalization	6,782	7,371	7,113	8,566	7,956
Amortization - operating basis, before impact of unlocking (1)	(5,411)	(4,793)	(4,770)	(3,822)	(4,063)
Amortization - unlocking, operating basis (1)	—	(271)	7,991	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(64)	534	(12)	(2)	16
Balance - end of period	$249,640	$252,481	$262,803	$267,545	$271,454

Corporate and Other
Balance - beginning of period	$75,366	$73,510	$70,815	$71,225	$69,664
Capitalization:
Commissions	158	186	108	183	157
Deferral of sales inducements	6	4	3	17	17
Total capitalization	164	190	111	200	174
Amortization - operating basis, before impact of unlocking (1)	(2,023)	(1,535)	(1,207)	(2,000)	(664)
Amortization - unlocking, operating basis (1)	—	(1,050)	1,661	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	3	(300)	(155)	239	493
Balance - end of period	$73,510	$70,815	$71,225	$69,664	$69,667

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
		(Dollars in thousands)
Total
Balance - beginning of period	$409,518	$410,395	$410,701	$422,370	$425,971
Capitalization:
Commissions	7,440	8,488	7,759	9,319	8,373
Expenses	2,501	2,571	2,544	1,954	2,231
Deferral of sales inducements	611	652	332	810	707
Total capitalization	10,552	11,711	10,635	12,083	11,311
Amortization - operating basis, before impact of unlocking (1)	(9,807)	(9,068)	(8,253)	(8,597)	(7,318)
Amortization - unlocking, operating basis (1)	—	(2,539)	9,652	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	132	202	(365)	115	265
Balance - end of period	410,395	410,701	422,370	425,971	430,229
Impact of realized/unrealized losses in AOCI	(123,606)	(191,075)	(207,140)	(95,647)	(108,091)
Deferred acquisition costs	$286,789	$219,626	$215,230	$330,324	$322,138

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Operating Income (1)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$1	$—	$—	$—
Amortization of deferred acquisition costs	—	(1,219)	—	—	—
Amortization of value of insurance in force acquired	—	(194)	—	—	—
Decrease to pre-tax operating income	$—	$(1,412)	$—	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$114	$(2,244)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	3	468	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	69	—	—
Amortization of deferred acquisition costs	—	(274)	7,453	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	(3,211)	(6,073)	—	—
Decrease to pre-tax operating income	$—	$(3,368)	$(327)	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$183	$(419)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	(13)	67	—	—
Amortization of deferred acquisition costs	—	(1,037)	1,595	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	(54)	(230)	—	—
Increase (decrease) to pre-tax operating income	$—	$(921)	$1,013	$—	$—

Total impact of unlocking on pre-tax operating income	$—	$(5,701)	$686	$—	$—

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Collected Premiums (1)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$26,903	$37,574	$23,243	$35,967	$32,624
Renewal	27,583	23,096	18,420	20,485	24,217
Total fixed rate	54,486	60,670	41,663	56,452	56,841
Index annuity	29,137	36,716	31,578	28,115	23,427
Total individual	83,623	97,386	73,241	84,567	80,268
Group	2,052	3,061	2,757	2,705	1,195
Total Annuity	85,675	100,447	75,998	87,272	81,463

Life Insurance
Direct:
Universal life:
First year	3,385	3,971	4,902	5,222	6,301
Renewal	18,155	17,828	16,135	18,039	19,113
Total universal life	21,540	21,799	21,037	23,261	25,414
Participating whole life:
First year	5,171	3,789	4,050	3,167	2,985
Renewal	25,096	24,983	23,144	24,442	24,715
Total participating whole life	30,267	28,772	27,194	27,609	27,700
Term life and other:
First year	2,670	2,515	2,377	2,382	2,442
Renewal	24,451	24,261	24,066	24,689	25,781
Total term life and other	27,121	26,776	26,443	27,071	28,223
Total direct life insurance	78,928	77,347	74,674	77,941	81,337
Reinsurance	(7,215)	(7,136)	(7,404)	(5,584)	(7,764)
Total Life Insurance	71,713	70,211	67,270	72,357	73,573

Corporate and Other
Variable, net of reinsurance	15,680	16,218	13,082	13,362	14,733
Accident and health, net of reinsurance	130	38	40	182	101
Total Corporate and Other	15,810	16,256	13,122	13,544	14,834

Total collected premiums	$173,198	$186,914	$156,390	$173,173	$169,870

(1)	Collected premiums is a non-GAAP measure of sales production.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2016	2016	2016	2016	2017
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	$97,000	$97,000	$97,000	$97,000	$97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	984,192	998,323	1,018,459	1,035,647	1,014,040
Total capitalization, excluding AOCI	1,084,192	1,098,323	1,118,459	1,135,647	1,114,040

Accumulated other comprehensive income	185,918	276,122	292,828	149,555	165,598
Total capitalization, including AOCI	$1,270,110	$1,374,445	$1,411,287	$1,285,202	$1,279,638

Common shares outstanding	24,852,306	24,860,675	24,874,659	24,893,955	24,917,960

Book Value per Share:
Excluding AOCI	$39.60	$40.16	$40.94	$41.60	$40.70
Including AOCI	47.08	51.26	52.72	47.61	47.34

Debt-to-Capital Ratio:
Excluding AOCI	8.9%	8.8%	8.7%	8.5%	8.7%
Including AOCI	7.6	7.1	6.9	7.5	7.6

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.5%	4.4%	4.3%	4.3%	4.4%
Including AOCI	3.8	3.5	3.4	3.8	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.4%	59.4%	59.4%	59.3%	59.3%
Public	40.6	40.6	40.6	40.7	40.7
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2016	2016	2016	2016	2017

Investment by Type:
Fixed maturity securities	65.4%	65.1%	65.1%	64.1%	63.7%
Residential mortgage-backed	5.8	5.3	5.2	5.2	5.2
Commercial mortgage-backed	7.3	7.6	7.4	7.0	7.3
Other asset-backed	7.5	8.3	8.8	9.4	9.2
Mortgage loans	9.6	9.3	9.4	10.0	10.3
Equity securities	1.7	1.7	1.6	1.6	1.7
Other	2.7	2.7	2.5	2.7	2.6

Quality of Fixed Maturity Securities:
AAA, AA, A	65.0%	64.8%	63.7%	63.7%	63.8%
BBB	30.7	31.0	31.8	31.9	31.8
BB	2.8	2.8	3.0	2.9	3.1
<BB	1.5	1.4	1.5	1.5	1.3

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,188	1,213	1,214	1,214	1,186
6 life partner states and Colorado	660	659	656	648	653
	1,848	1,872	1,870	1,862	1,839

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,539)	$(2,508)	$(1,811)	$(1,689)	$(1,805)
Other equity method investments	311	1,062	1,116	1,001	1,347
	(1,228)	(1,446)	(695)	(688)	(458)
Income taxes:
Taxes on equity income (loss)	430	507	242	241	160
Investment tax credits	3,450	3,552	3,581	3,494	3,529
Equity income, net of related income taxes	$2,652	$2,613	$3,128	$3,047	$3,231